Exhibit 10.3

AGREEMENT TO AMEND THE MASTER SERVICE AGREEMENT AND THE MASTER SUPPLY AGREEMENT

This Agreement to Amend the Master Supply Agreement and Master Service Agreement (this "**Agreement**") is effective as of October 3rd, 2025, between:

(A) Bluejay Diagnostics, Inc., a Delaware Corporation with an office at 360 Massachusetts Avenue, Suite 203, Acton MA 01720 ("**Bluejay**"); and

(B) Sanyoseiko Co., Ltd., with its headquarters at 1435, Ozawa, Saruhashi-machi, Otsuki-shi, Yamanashi 409-0616, Japan ("**SANYOSEIKO**").

BACKGROUND

Bluejay is engaged in the development, manufacturing, sales, and marketing of medical tests and devices.

SANYOSEIKO provides package design, product/kit manufacturing, hardware updates/upgrades, software and firmware updates/upgrades, fulfillment and shipping services required by Company' customers.

Bluejay and SANYOSEIKO have entered into a Master Supply Agreement and Master Service Agreement, both effective July 30, 2021 (the "**Master Agreements**").

The Parties agree to amend the Master Agreements as set out below.

1. DEFINITIONS; GOVERNING LAW, JURISDICTION, AND DISPUTE RESOLUTION

1.1 Capitalized terms used in this Agreement have the meanings defined for them in the corresponding Master Agreement unless defined otherwise in this Agreement.

1.2 Provisions of the Master Agreements not expressly amended by this Agreement continue in full force and effect.

1.3 Section 10.5 (Governing Law; Jurisdiction) and Section 10.6 (Dispute Resolution) of the Master Service Agreement apply *mutatis mutandis* to this Agreement.

2. AMENDMENTS TO MASTER SERVICE AGREEMENT

The Parties agree to replace the provisions of Section 1 of the Master Service Agreement with the provisions set out below. "Exhibit A" below refers to Schedule 1 of this Agreement.

1.1 Subject to the terms and conditions of this Agreement, Company will provide services to Bluejay in accordance with a statement of work substantially in the form attached as Exhibit A or in other such form as agreed between the Parties (each, a "**SOW**").

1.2 "**Services**" means the services set out in a SOW and includes consulting, contract manufacturing, engineering design, aesthetic design, packaging, labeling, regulatory affairs, quality management, software design, testing, sourcing, research, and development in respect of certain analyzers, cartridges, or other products specified by Bluejay.

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\ \ 1078090 4125 - 8650 - 0446 v4 Hogan Lovells - 2 - 3. In agreeing on a SOW, Bluejay shall deliver a draft SOW to the Company, and the Company shall prepare and submit to Bluejay a quotation based on the SOW . If Bluejay signs the quotation and delivers it to the Company, the signed quotation shall be deemed to be an order . Upon the Company’s signing the order and delivering it to Bluejay, the order and SOW shall be deemed to be agreed between the Parties . No SOW will be effective unless and until it has been agreed to and signed by authorized representatives of both Parties . Once a SOW has been so signed, the SOW and Master Service Agreement will together constitute one and the same agreement . 4. Company shall perform all Services in a timely and professional manner and with all due skill and care . 5. Unless expressly provided for otherwise in a SOW, Company shall, by the end of each calendar month, deliver to Bluejay the deliverables of the Services together with the corresponding invoice, and Bluejay shall make payment of such invoice within 30 calendar days after receipt of Company’s proper invoice . 6. If after the end of a third consecutive calendar month in a given calendar year the Company has not performed any Services for Bluejay in that three - month period and Bluejay has not issued a draft SOW to the Company in that three - month period, the Company may invoice Bluejay for a reasonable amount, agreed upon discussion with Bluejay, to offset an agreed portion of the Company’s personnel and facility costs in connection with the storage and maintenance of Bluejay’s equipment stored at the Company . Bluejay shall pay any such agreed amount within 30 calendar days after receipt of the Company’s proper invoice with all accompanying documents reasonably requested by Bluejay, including, without limitation, evidence of the costs and their calculation methods and documentation demonstrating that the costs are consistent with Fair Market Value (which means a price that would be paid by a willing buyer to a willing seller for comparable personnel and facility services, in an arm’s - length transaction, determined without regard to any business relationship between the parties other than under this Agreement) . If, notwithstanding good faith discussions between the Company and Bluejay, the parties are unable to reach an agreement on the above - mentioned reasonable amount, the Company may terminate this Agreement and the Master Supply Agreement entered into between the parties on July 30 , 2021 . In such event, Bluejay shall promptly remove its equipment stored at the Company in accordance with clause 10 . 3 of the Equipment Purchase Agreement entered into between the parties on 7 November 2022 . 3. A MENDMENTS TO M ASTER S UPPLY A GREEMENT 1. The Parties agree to replace Exhibits A, B, and E of the Master Supply Agreement with Schedules 2, 3, and 4 of this Agreement, respectively. 2. The Parties agree to replace Exhibit C of the Master Supply Agreement with Schedule 5 of this Agreement. [Signature page follows]

\ \ 1078090 4125 - 8650 - 0446 v4 Hogan Lovells - 3 - Bluejay and SANYOSEIKO have executed this Agreement by their respective duly authorized representatives. BLUEJAY DIAGNOSTICS, INC. SANYOSEIKO CO., LTD By: By: Name: Neil Dey Name: Futoshi Shirakawa Title: CEO Title: CEO Date: Date: [Schedules 1 – 4 follow]

\ \ 1078090 4125 - 8650 - 0446 v4 Hogan Lovells - 4 - S CHEDULE 1: N EW E XHIBIT A OF M ASTER S ERVICE A GREEMENT E XHIBIT A Form of Statement of Work [To be inserted] This Statement of Work may be amended by mutual agreement of the Parties.

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SCHEDULE 2: AMENDED EXHIBIT A OF MASTER SUPPLY AGREEMENT

EXHIBIT A

Products and Specifications

Symphony Fluorescence Immunonalyzer

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

This specification may be amended by mutual agreement of the Parties.

Symphony Fluorescence Immunoanalyzer Power Cable

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony Balance Cartridge

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Labeling and Packaging

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony IL-6 Cartridge

To be defined.

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SCHEDULE 3: AMENDED EXHIBIT B OF MASTER SUPPLY AGREEMENT

EXHIBIT B

Quality Control

Symphony Fluorescence Immunonalyzer

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

This specification may be amended by mutual agreement of the Parties.

Symphony Fluorescence Immunoanalyzer Power Cable

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony Balance Cartridge

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Labeling and Packaging

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony IL-6 Cartridge

To be defined

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SCHEDULE 4: AMENDED EXHIBIT E OF MASTER SUPPLY AGREEMENT

EXHIBIT E

Technology and Procedures

Symphony Fluorescence Immunonalyzer

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

This specification may be amended by mutual agreement of the Parties.

Symphony Fluorescence Immunoanalyzer Power Cable

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony Balance Cartridge

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Labeling and Packaging

Refer to SIA-101 Product Specification Rev.1.7 issued Nov.27th 2023

Symphony IL-6 Cartridge

To be defined

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SCHEDULE 5: AMENDED EXHIBIT C OF MASTER SUPPLY AGREEMENT

PURCHASE AND SUPPLY

Purchase and Supply Obligations. For the term set forth in this Master Supply Agreement, Bluejay will purchase the Products listed in the table below from Company and Company shall supply the Products listed in the table below to Bluejay.

Supply Capacity and Stock. The Company's supply capacity and the necessary stock of the Products to be supplied by the Company shall be determined through consultation between the Parties after the completion of the development of the Products.

Price. The price for the Products are listed in the table below on a FOB basis (INCOTERMS 2020) and shall not include any import duties or sales, use, or excise taxes of any jurisdiction, all of which, if and to the extent applicable, are the responsibility of Bluejay. Detailed terms relating to the purchase and supply of the Products shall be further discussed and determined by the Parties.

Product	**Price**
Symphony Fluorescence Immunoanalyzer	To Be Determined
Power Cable	Included with Symphony Fluorescence Immunoanalyzer
Symphony Balance Cartridge	Included with Symphony Fluorescence Immunoanalyzer
Labeling and packaging for all Products	Included with Symphony Fluorescence Immunoanalyzer
Symphony IL-6 Cartridge	To Be Determined

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